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                                        As filed pursuant to Rule 497
                                        under the Securities Act of 1933
                                        Registration No. 333-66114 and 811-3859


                     ANCHOR NATIONAL LIFE INSURANCE COMPANY
                            VARIABLE SEPARATE ACCOUNT
     (PORTION RELATING TO THE WM DIVERSIFIED STRATEGIES(III) VARIABLE ANNUITY)
            SUPPLEMENT TO THE WM DIVERSIFIED STRATEGIES(III) PROSPECTUS
                              DATED APRIL 30, 2002

               THIS SUPPLEMENT REPLACES ALL PREVIOUS SUPPLEMENTS.

Purchasing a WM Diversified Strategies(III) Variable Annuity: The third paragraph on page 14 is replaced in its entirety by the following:

WE RESERVE THE RIGHT TO REQUIRE COMPANY APPROVAL PRIOR TO ACCEPTING PURCHASE PAYMENTS GREATER THAN $1,000,000. FOR CONTRACTS OWNED BY A NON-NATURAL OWNER, WE RESERVE THE RIGHT TO REQUIRE PRIOR COMPANY APPROVAL TO ACCEPT PURCHASE PAYMENTS GREATER THAN $250,000. SUBSEQUENT PURCHASE PAYMENTS THAT WOULD CAUSE TOTAL PURCHASE PAYMENTS IN ALL CONTRACTS ISSUED BY ANCHOR NATIONAL TO THE SAME OWNER TO EXCEED THESE LIMITS MAY ALSO BE SUBJECT TO COMPANY PRE-APPROVAL. WE RESERVE THE RIGHT TO CHANGE THE AMOUNT AT WHICH PRE-APPROVAL IS REQUIRED, AT ANY TIME. Also, the optional automatic payment plan allows you to make subsequent Purchase Payments of as little as $100.00.

The following should be inserted after the 6th paragraph in the "Transfers During the Accumulation Phase" section on page 19:

Certain transfers will be restricted in order to protect you from abusive or disruptive trading activity. You can request up to 15 transfers per contract each contract year via U.S. Mail, telephone, facsimile or internet. Any transfer request in excess of 15 transfers per contract year must be submitted in writing by U.S. mail. Transfer requests sent by same day mail, overnight mail or courier service will not be accepted. Transfer requests required to be submitted by U.S. Mail can only be cancelled in a written request submitted via U.S. Mail. We will process any transfer and/or cancellation request as of the day we receive it, if received before 1:00 p.m. Pacific Standard Time ("PST"). If received after 1:00 p.m. PST, the request will be processed on the next business day. This policy will apply beginning September 30, 2002 through your next contract anniversary and then during each contract year thereafter. Transfers pursuant to Dollar Cost Averaging or Automatic Asset Rebalancing programs will not count towards Our calculation of when you have exceeded the 15 transfers for purposes of restricting your transfer rights. However, Dollar Cost Averaging transfers do count towards the 15 free transfers for purposes of determining when we will begin charging you for transfers over 15 (see DOLLAR COST AVERAGING on page 19).

Regardless of the number of transfers you have made, we will monitor and may terminate your transfer privileges if we determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other policy owners. Some of the factors we will consider include:

      -     -the dollar amount of the transfer;
      - -the total assets of the Variable Portfolio involved in the transfer;
      -     -the number of transfers completed in the current calendar quarter;
             or
      - -whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations or market inefficiencies.

The paragraph and heading titled "Service Fees" on page 28 of the prospectus is replaced in its entirety with the following:

      12b-1 FEES

Shares of certain trusts may be subject to fees imposed under a distribution and/or servicing plan adopted pursuant to Rule 12b-1 under the Investment Company Act of 1940. For SunAmerica Series Trust ("SAST"), under the distribution plan which is applicable to Class B shares, recaptured brokerage commissions will be used to make payments to SunAmerica Capital Services, Inc., the SAST Distributor, to pay for various distribution activities on behalf of the SAST Portfolios. These distribution fees will not increase the cost of your investment or affect your return.

In addition, the 0.15%, 0.25% and 0.25% fee applicable to Anchor Series Trust, the Class II shares of the Van Kampen Life Investment Trust, and WM Variable Trust, respectively, is generally used to pay financial intermediaries for services provided over the life of your contract.

FOR MORE DETAILED INFORMATION ON THESE INVESTMENT CHARGES, REFER TO THE PROSPECTUSES FOR THE ANCHOR SERIES TRUST, SUNAMERICA SERIES TRUST, VAN KAMPEN LIFE INVESTMENT TRUST AND/OR WM VARIABLE TRUST.

Date: September 30, 2002

                Please keep this Supplement with your Prospectus.